UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

BNY Mellon Large Cap Securities Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Large Cap Securities Fund, Inc.

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Karen Behr and Julianne McHugh, portfolio managers of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, the BNY Mellon Large Cap Securities Fund, Inc. (the “fund”) produced a total return of 19.44%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 16.88% for the same period.2

Equity markets posted gains as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate hiking program. The fund outperformed the Index largely due to strong stock selection in the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in equity securities of large capitalization companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, the fund’s sub-adviser focuses on large-capitalization, U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. The fund’s sub-adviser uses fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The sub-adviser attempts to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on their value, growth and financial profiles.

Easing Inflation and Monetary Policy Support Markets

While markets were roiled early in the reporting period by the banking crisis that emerged in February 2023, the dominant theme during the reporting period continued to be the Fed’s continued monetary tightening policy. But the anticipated end to this policy and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed reiterated its outlook that rates need to remain higher for longer, but data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The first quarter 2023 earnings seasons reflected a corporate spending pullback and a focus on optimization and trimming labor costs. But the banking crisis that emerged was especially disruptive. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, Congress reached an apparent standoff in the debate on the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

Late in the period, the market benefited from investors’ anticipation of the end of the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could experience a “soft landing” and avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Energy and Consumer Discretionary Aided Fund Performance

The fund outperformed the Index primarily due to favorable stock selection in two sectors, information technology and health care. In information technology, the fund’s position in NVIDIA Corp. was the top performer. The company is highly levered to artificial intelligence since the majority of AI apps will be trained using the company’s chips. In the health care sector, strong selection compensated for an overweight in the sector, which detracted. Shares of Eli Lilly & Co. benefited performance as the company posted better-than-expected sales of its diabetes drug, Mounjaro. Positive indications in the development of its Alzheimer’s drug also supported shares. The fund’s positioning in the health care equipment and services industry, especially positions in Intuitive Surgical, Inc. and Edwards Lifesciences Corp., was beneficial. These companies and others in this industry are expected to benefit from a rebound in hospital capital expenditures.

On the other hand, two sectors that detracted from relative returns included consumer discretionary and materials. In consumer discretionary, both the underweight and stock selection hindered performance. On an absolute basis, the sector outperformed the market due to optimism about consumer spending. Unfavorable positions included National Vision Holdings, Inc., a retailer of eyewear. This industry has been under pressure to attract and retain optometrists, and management became more cautious about the coming quarters, which caused the stock to sell off. The stock has since recovered somewhat, and we will continue to monitor the company’s progress. Also in the consumer discretionary sector, the fund’s lack of exposure to Tesla, Inc. was a hindrance as the stock rallied sharply during the period on improvements in the supply chain and optimism about new products. We have avoided shares because we lack confidence in management and are not optimistic about profitability, given the competitive landscape. In the materials sector, stock selection detracted. We view Alcoa Corp., the aluminum manufacturer, as a play on China’s continued reopening, but shares came under pressure due to higher costs for alumina and aluminum production. However, pricing for the company’s products have begun to recover and prices for natural gas, used as feedstock, have softened.

Positioned More Cautiously

We remain cautious about economic growth and inflation, but the fund aims to be more balanced than more growth-focused peers. We continue to focus on identifying strong compounders, with strong products/services that should be more protected regarding pricing power and demand.

We are overweight in the information technology sector, especially in the software and IT services industries. We are especially focused on companies that are helping to automate and improve workflow efficiencies, such as Roper Technologies, Inc. and Ansys, Inc. We are also overweight in the semiconductor and semiconductor equipment industry, driven by a large position in AI-levered NVIDIA Corp. We are overweight in the energy sector as well, with positions across the value chain, including exploration and production (Hess Corp.), refining and marketing (Valero Energy Corp.) and oilfield services (Schlumberger Ltd.). We also hold a large position in EQT Corp., a leader in the natural gas production and distribution. Our overweight in the health care sector consists largely of high-quality, long-term compounders such as Danaher Corp. and Zoetis, Inc. as well as companies enjoying particular tailwinds, such as Eli Lilly & Co.

We are underweight in the consumer discretionary, communication services and consumer staples sectors. In consumer discretionary, our underweight is a result primarily of avoiding shares of Tesla, which is a large weight in the Index. In the communication services sector, our

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

underweight is due largely to our lack of exposure to Meta, which also makes up a large portion of the Index. In the consumer staples sector, our underweight reflects our caution about the sector as stimulus benefits wind down, and previous pricing actions to combat inflation wane. In addition, volume growth may be hurt as consumers begin to trade down and shift some spending to private label products.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involve special risks including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Securities Fund, Inc. from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,194.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

Expenses paid per $1,000†	$3.51
Ending value (after expenses)	$1,021.32
†	Expenses are equal to the fund’s annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.3%
Banks - 3.9%
Bank of America Corp.	979,430		28,099,847
JPMorgan Chase & Co.	273,137		39,725,045
			67,824,892
Capital Goods - 7.3%
AMETEK, Inc.	220,731		35,731,934
Howmet Aerospace, Inc.	488,112		24,190,831
Ingersoll Rand, Inc.	561,365		36,690,816
Trane Technologies PLC	169,289		32,378,214
			128,991,795
Consumer Discretionary Distribution - 5.9%
Amazon.com, Inc.	492,613	[a]	64,217,031
National Vision Holdings, Inc.	448,269	[a]	10,888,454
The TJX Companies, Inc.	327,399		27,760,161
			102,865,646
Consumer Services - 1.5%
Booking Holdings, Inc.	9,569	[a]	25,839,458
Consumer Staples Distribution - 1.5%
Walmart, Inc.	163,996		25,776,891
Energy - 7.0%
EQT Corp.	698,734		28,738,929
Hess Corp.	246,598		33,524,998
Schlumberger NV	671,322		32,975,337
Valero Energy Corp.	239,064		28,042,207
			123,281,471
Financial Services - 3.7%
BlackRock, Inc.	36,883		25,491,317
The Goldman Sachs Group, Inc.	61,946		19,980,063
Visa, Inc., Cl. A	85,555	[b]	20,317,601
			65,788,981
Food, Beverage & Tobacco - 2.4%
PepsiCo, Inc.	223,860		41,463,349
Health Care Equipment & Services - 6.7%
Boston Scientific Corp.	463,619	[a]	25,077,152
DexCom, Inc.	172,832	[a]	22,210,640
Edwards Lifesciences Corp.	249,356	[a]	23,521,751
Intuitive Surgical, Inc.	88,240	[a]	30,172,786
The Cooper Companies, Inc.	45,591		17,480,957
			118,463,286
Household & Personal Products - .7%
The Estee Lauder Companies, Inc., Cl. A	60,236		11,829,146

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Insurance - 3.8%
Assurant, Inc.	137,522		17,289,266
Chubb Ltd.	114,516		22,051,201
The Progressive Corp.	205,678		27,225,597
			66,566,064
Materials - 2.0%
Alcoa Corp.	643,447		21,832,157
CF Industries Holdings, Inc.	204,721		14,211,732
			36,043,889
Media & Entertainment - 5.4%
Alphabet, Inc., Cl. C	656,568	[a]	79,425,031
The Walt Disney Company	172,895	[a]	15,436,065
			94,861,096
Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
AbbVie, Inc.	269,398		36,295,992
Danaher Corp.	173,311		41,594,640
Eli Lilly & Co.	140,955		66,105,076
Zoetis, Inc.	133,622		23,011,045
			167,006,753
Real Estate Management & Development - 1.2%
CoStar Group, Inc.	234,765	[a]	20,894,085
Semiconductors & Semiconductor Equipment - 9.0%
Applied Materials, Inc.	191,966		27,746,766
NVIDIA Corp.	264,358		111,828,721
Texas Instruments, Inc.	108,050		19,451,161
			159,026,648
Software & Services - 14.1%
Ansys, Inc.	62,784	[a]	20,735,672
Intuit, Inc.	52,981		24,275,364
Microsoft Corp.	401,182		136,618,518
Roper Technologies, Inc.	78,262		37,628,370
Salesforce, Inc.	131,245	[a]	27,726,819
			246,984,743
Technology Hardware & Equipment - 8.9%
Apple, Inc.	805,350		156,213,739
Utilities - 2.8%
Constellation Energy Corp.	206,464		18,901,779
NextEra Energy, Inc.	400,328		29,704,338
			48,606,117
Total Common Stocks (cost $938,614,040)			1,708,328,049

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $46,119,801)	5.17	46,119,801	[c]	46,119,801
Total Investments (cost $984,733,841)		99.9%		1,754,447,850
Cash and Receivables (Net)		.1%		1,006,206
Net Assets		100.0%		1,755,454,056

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $20,114,319 and the value of the collateral was $20,244,278, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.0
Health Care	16.3
Financials	11.4
Industrials	7.3
Consumer Discretionary	7.3
Energy	7.0
Communication Services	5.4
Consumer Staples	4.5
Utilities	2.8
Investment Companies	2.6
Materials	2.1
Real Estate	1.2
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.6%	14,533,668	81,802,935	(50,216,802)	46,119,801	383,850

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,114,319)—Note 1(c):
Unaffiliated issuers	938,614,040	1,708,328,049
Affiliated issuers	46,119,801	46,119,801
Receivable for shares of Common Stock subscribed		2,469,188
Dividends and securities lending income receivable		439,698
Prepaid expenses		42,027
		1,757,398,763
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		995,533
Cash overdraft due to Custodian		138,621
Payable for shares of Common Stock redeemed		724,209
Directors’ fees and expenses payable		6,480
Other accrued expenses		79,864
		1,944,707
Net Assets ($)		1,755,454,056
Composition of Net Assets ($):
Paid-in capital		977,296,180
Total distributable earnings (loss)		778,157,876
Net Assets ($)		1,755,454,056

Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)	112,533,429
Net Asset Value Per Share ($)	15.60

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,641,578
Affiliated issuers	383,850
Income from securities lending—Note 1(c)	10,369
Interest	66
Total Income	9,035,863
Expenses:
Management fee—Note 3(a)	5,056,236
Shareholder servicing costs—Note 3(b)	274,490
Professional fees	67,458
Directors’ fees and expenses—Note 3(c)	38,618
Prospectus and shareholders’ reports	28,973
Registration fees	19,679
Loan commitment fees—Note 2	14,143
Chief Compliance Officer fees—Note 3(b)	13,240
Custodian fees—Note 3(b)	12,012
Miscellaneous	17,258
Total Expenses	5,542,107
Less—reduction in fees due to earnings credits—Note 3(b)	(104,857)
Net Expenses	5,437,250
Net Investment Income	3,598,613
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,636,481
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	261,608,140
Net Realized and Unrealized Gain (Loss) on Investments	278,244,621
Net Increase in Net Assets Resulting from Operations	281,843,234

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	3,598,613	6,465,862
Net realized gain (loss) on investments	16,636,481	43,167,844
Net change in unrealized appreciation (depreciation) on investments	261,608,140	(383,460,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	281,843,234	(333,826,510)
Distributions ($):
Distributions to shareholders	(3,637,046)	(68,570,202)
Capital Stock Transactions ($):
Net proceeds from shares sold	84,956,816	129,437,779
Distributions reinvested	3,318,444	62,968,535
Cost of shares redeemed	(69,911,002)	(167,083,381)
Increase (Decrease) in Net Assets from Capital Stock Transactions	18,364,258	25,322,933
Total Increase (Decrease) in Net Assets	296,570,446	(377,073,779)
Net Assets ($):
Beginning of Period	1,458,883,610	1,835,957,389
End of Period	1,755,454,056	1,458,883,610
Capital Share Transactions (Shares):
Shares sold	5,825,437	8,617,204
Shares issued for distributions reinvested	224,649	4,634,021
Shares redeemed	(4,950,773)	(11,848,935)
Net Increase (Decrease) in Shares Outstanding	1,099,313	1,402,290

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2023		Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.09	16.69	14.74	12.43	10.47	11.55
Investment Operations:
Net investment income[a]	.03	.06	.06	.09	.15	.11
Net realized and unrealized gain (loss) on investments	2.51	(3.03)	3.79	3.15	2.65	(.24)
Total from Investment Operations	2.54	(2.97)	3.85	3.24	2.80	(.13)
Distributions:
Dividends from net investment income	(.03)	(.06)	(.05)	(.09)	(.15)	(.12)
Dividends from net realized gain on investments	-	(.57)	(1.85)	(.84)	(.69)	(.83)
Total Distributions	(.03)	(.63)	(1.90)	(.93)	(.84)	(.95)
Net asset value, end of period	15.60	13.09	16.69	14.74	12.43	10.47
Total Return (%)	19.44[b]	(17.90)	27.28	26.56	27.06	(1.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[c]	.71	.70	.71	.72	.71
Ratio of net expenses to average net assets	.70[c]	.71	.70	.71	.72	.71
Ratio of net investment income to average net assets	.46[c]	.41	.35	.67	1.23	.98
Portfolio Turnover Rate	6.64[b]	18.20	17.70	44.24	27.73	32.16
Net Assets, end of period ($ x 1,000)	1,755,454	1,458,884	1,835,957	1,546,068	1,315,545	1,132,091

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Securities Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V,4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,708,328,049	-	-	1,708,328,049

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Investment Companies	46,119,801	-	-	46,119,801

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $1,414 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $6,440,278 and long-term capital gains $62,129,924. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended December 31, 2022 was .65%.

The Agreement also provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended December 31, 2022, there was no reduction in expenses pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .312% of the value of the fund’s average daily net assets.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $136,597 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $104,857.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $12,012 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,240 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $903,009, Custodian fees of $10,027, Chief Compliance Officer fees of $7,398 and Transfer Agent fees of $75,099.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2023, amounted to $103,455,851 and $118,292,212, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $769,714,009, consisting of $819,439,099 gross unrealized appreciation and $49,725,090 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF A DELEGATION ARRANGEMENT AND ITS AFFILIATE (Unaudited)

At a meeting of the fund’s Board held on March 1, 2023, the Board considered the approval of a delegation arrangement between Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the most recent meeting in connection with the Board’s re-approval of the Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which NIMNA provides day-to-day management of the fund’s investments, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the

INFORMATION ABOUT THE APPROVAL OF A DELEGATION ARRANGEMENT AND ITS AFFILIATE (Unaudited) (continued)

proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Large Cap Securities Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0026SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Large Cap Securities Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)